UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2020 (February 18, 2020)

V. F. Corporation

(Exact name of registrant as specified in charter)

Pennsylvania	1-5256	23-1180120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8505 E. Orchard Road

Greenwood Village, Colorado 80111

(Address of principal executive offices)

(720) 778-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, without par value, stated capital $.25 per share	VFC	New York Stock Exchange
0.625% Senior Notes due 2023	VFC23	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On February 25, 2020, V.F. Corporation (the “Company”) closed its sale of €500,000,000 aggregate principal amount of 0.250% Senior Notes due 2028 (the “2028 Notes”) and €500,000,000 aggregate principal amount of 0.625% Senior Notes due 2032 (the “2032 Notes” and together with the 2028 Notes, the “Notes”) pursuant to the Underwriting Agreement, dated February 18, 2020, among the Company, Barclays Bank PLC, Merrill Lynch International and Morgan Stanley & Co. International plc, as representatives of the several underwriters named therein. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a registration statement on Form S-3 (File No. 333-223299) previously filed with the Securities and Exchange Commission under the Act.

The net proceeds received by the Company, after deducting the underwriting discount and estimated offering expenses payable by the Company, were approximately €982.5 million. The Company intends to use the net proceeds from this offering to fund cash tender offers (the “Tender Offers”) for any and all of the $300,000,000 aggregate principal amount of outstanding 6.000% Senior Notes due 2033 (the “6.000% 2033 Notes”) and $350,000,000 aggregate principal amount of outstanding 6.450% Senior Notes due 2037 (the “6.450% 2037 Notes” and together with the 6.000% 2033 Notes, the “Tender Offer Notes”) or to repay borrowings under the Company’s commercial paper program used to fund the Tender Offers and to fund the redemption of all of the Company’s outstanding $500,000,000 aggregate principal amount of 3.500% Senior Notes due 2021, and to pay accrued and unpaid interest, premiums, fees and expenses in connection with the Tender Offers. On February 25, 2020, the early settlement date of the Tender Offers, the Company purchased $22,475,000, or 7.5%, of the 6.000% 2033 Notes and $63,047,000, or 18.0%, of the 6.450% 2037 Notes pursuant to the Tender Offers. The Company intends to use any remaining proceeds for general corporate purposes.

The Company intends to use an amount equivalent to the net proceeds from the offering of the 2028 Notes to finance, in whole or in part, one or more Eligible Projects (as defined in the prospectus supplement for the Notes) designed to contribute to selected Sustainable Development Goals as defined by the United Nations. These Eligible Projects include new, existing and prior investments made by the Company during the period from three years prior to the date of issuance of the 2028 Notes through the maturity date of such Notes, in the following categories:

•	Investments in, or expenditures on, identifying and/or developing innovative and more sustainable materials and/or sustainable packaging solutions.

•	Investments in, or expenditures on, the acquisition, development, construction and/or installation of, renewable energy production units or energy storage units.

•	Investments in projects to improve the energy efficiency and/or reduce the greenhouse gas footprint of our operations and supply chain.

•	Investments in sustainable building design features and in buildings that receive a third-party verified certification of Leadership in Energy and Environmental Design (“LEED”) Platinum, LEED Gold, or Building Research Establishment Environmental Assessment Method (“BREEAM”) rating of Very Good or higher.

•	Investments to achieve the zero-waste status for all the company’s distribution centers (with zero-waste defined as a site that diverts 95% or more of its waste away from disposal through recycling, composting and reuse).

•	Upgrade costs for improvement of wastewater quality across the supply chain.

•	Investments in “natural carbon sinks,” which are designed to create and restore natural sources of carbon capture, such as reforestation conservation projects, and investments in regenerative farming, grazing and ranching practices.

The Notes are the unsecured obligations of V.F. Corporation and rank equally with all of its other unsecured and unsubordinated indebtedness.

The Notes were issued pursuant to an Indenture, dated as of October 15, 2007 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture, dated as of February 25, 2020, among the Company, the Trustee and The Bank of New York Mellon, London Branch, as paying agent (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The 2028 Notes will bear interest at a fixed rate of 0.250% per annum, and the 2032 Notes will bear interest at a fixed rate of 0.625% per annum. Interest on the Notes is payable annually on each February 25, commencing February 25, 2021. The 2028 Notes will mature on February 25, 2028, and the 2032 Notes will mature on February 25, 2032. The Notes are redeemable at the option of the Issuer. The Indenture also contains certain covenants as set forth in the Indenture and requires the Issuer to offer to repurchase the Notes upon certain change of control events.

The foregoing description of the issuance, sale and terms of the Notes does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, the Base Indenture and the Supplemental Indenture entered into in connection therewith. The Underwriting Agreement and the Supplemental Indenture (including the form of Notes) are attached hereto as Exhibits 1.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K, and the Base Indenture is incorporated herein by reference as Exhibit 4.1. Opinions of counsel for the Company relating to the validity of the Notes are filed as Exhibits 5.1 and 5.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following are furnished as exhibits to this report:

1.1

Underwriting Agreement, dated as of February 18, 2020 among V.F. Corporation, Barclays Bank PLC, Merrill Lynch International and Morgan Stanley & Co. International plc, as representatives of the several underwriters named therein.

4.1

Indenture, dated as of October 15, 2007, between V.F. Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (File No. 333-146594) and incorporated herein by reference).

4.2

Fourth Supplemental Indenture, dated as of February 25, 2020, among V.F. Corporation, The Bank of New York Mellon Trust Company, N.A., as trustee, and The Bank of New York Mellon, London Branch, as paying agent.

4.3	Form of Senior Notes due 2028 (included in Exhibit 4.2).

4.4	Form of Senior Notes due 2032 (included in Exhibit 4.2).

5.1	Opinion of Davis Polk & Wardwell LLP with respect to the Notes.

5.2	Opinion of Laura C. Meagher with respect to certain matters of Pennsylvania law.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Laura C. Meagher (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION

Date: February 25, 2020	By:	/s/ Laura C. Meagher
	Name:	Laura C. Meagher
	Title:	Executive Vice President, General Counsel & Secretary